UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Date of report)	May 19, 2008
(Date of earliest event reported)	May 15, 2008

ONEOK, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 588-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 15, 2008, our shareholders approved the amendment and restatement of our Certificate of Incorporation to (i) reduce the maximum number of authorized directors from 31 to 21, (ii) eliminate the classified structure of our Board of Directors and provide for the annual election of directors, and (iii) eliminate outdated and unnecessary provisions. On May 15, 2008, we filed the Amended and Restated Certificate of Incorporation with the Oklahoma Secretary of State and it became effective on that date.

Prior to the Amended and Restated Certificate of Incorporation becoming effective, the maximum number of directors allowed by our Certificate of Incorporation was 31, and our Board of Directors was divided into three classes with staggered three-year terms, with not more than one class of directors elected at any annual meeting of shareholders. The Amended and Restated Certificate of Incorporation reduces the maximum number of directors to 21 and removes the provisions related to a classified Board, thereby eliminating the classes with their staggered three-year terms. Under the Amended and Restated Certificate of Incorporation, each Board member’s term is for one year, which requires all members of the Board to stand for election annually. Beginning with our 2009 annual meeting of shareholders, we will hold annual elections for all directors.

A copy of our Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03 as if fully set forth.

In addition, on May 15, 2008 our Board of Directors approved the amendment and restatement of our By-laws, to (i) reduce the maximum number of authorized directors from 31 to 21, (ii) clarify the majority voting requirement for directors in non-contested elections and plurality voting requirement in contested elections, (iii) eliminate the classified structure of our Board of Directors and provide for the annual election of directors, (iv) provide that the Board of Directors may be removed, with or without cause, by a majority vote of our shareholders , (v) update the provisions relating to shareholder proposals and nomination of directors by shareholders, and (vi) eliminate or update outdated and unnecessary provisions, such as the limitation on matters which can be considered at a special meeting of our Board of Directors or a committee of our Board of Directors, define various terms, and make grammatical revisions and other nonsubstantive changes.

A copy of our Amended and Restated By-laws is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03 as if fully set forth.

Item 9.01	Financial Statements and Exhibits

Exhibits

3.1     Amended and Restated Certificate of Incorporation of ONEOK, Inc.

3.2     Amended and Restated By-laws of ONEOK, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date: May 19, 2008	By:	/s/ Curtis L. Dinan
Senior Vice President -
Chief Financial Officer and
Treasurer

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